                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ______________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               NEW TENNECO INC.
                         (to be renamed Tenneco Inc.)

            (Exact name of registrant as specified in its charter)

                 DELAWARE                               76-0515284
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

    1275 KING STREET, GREENWICH, CT                       06831
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(Address of principal executive office)                 (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [X]

       Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                 Name of each exchange on which
        to be so registered                 each class is to be registered
        -------------------                 ------------------------------
$300,000,000 Aggregate Principal              New York Stock Exchange
Amount of 6.70% Notes due December
15, 2005
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$300,000,000 Aggregate Principal              New York Stock Exchange
Amount of 7.45% Debentures due
December 15, 2025

$500,000,000 Aggregate Principal              New York Stock Exchange
Amount of 8.075% Notes due October
1, 2002

$250,000,000 Aggregate Principal              New York Stock Exchange
Amount of 8.20% Notes due November
15, 1999

$150,000,000 Aggregate Principal              New York Stock Exchange
Amount of 9.20% Debentures due
November 15, 2012

$200,000,000 Aggregate Principal              New York Stock Exchange
Amount of 10.075% Notes due
February 1, 2001

$250,000,000 Aggregate Principal              New York Stock Exchange
Amount of 10.20% Debentures due
March 15, 2008

(Regular Way and When Issued)

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
-------------------------------------------------------------------------------
                               (Title of Class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered
------   -------------------------------------------------------

          The information called for by this item is incorporated herein by reference to information set forth under the caption "Description of the New Securities" in the Registrant's Prospectus and Consent Solicitation (the "Prospectus") included in the Registrant's Registration Statement on Form S-4 (File No. 333-14003), filed October 11, 1996 with the Securities and Exchange Commission (the "Commission"), as amended, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), as amended by the form of the Prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act. Such Prospectus is incorporated herein by reference.

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Item 2.  Exhibits
------   --------

Exhibit No.                         Description of Exhibit
-----------    ----------------------------------------------------------------

     1. Certificate of Incorporation of the Registrant, as currently in effect (incorporated herein by reference from Exhibit 3.1 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     2. Form of Restated Certificate of Incorporation of the Registrant to be adopted by the Registrant (incorporated herein by reference from Exhibit 3.2 of Registrant's Registration Statement on
               Form S-4, File No. 333-14003).

     3. By-laws of the Registrant as currently in effect (incorporated herein by reference from Exhibit 3.3 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     4. Form of Amended and Restated By-laws to be adopted by the Registrant (incorporated herein by reference from Exhibit 3.4 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     5. Indenture, dated as of November 1, 1996, between the Registrant and The Chase Manhattan Bank, as Trustee (incorporated herein by reference from Exhibit 4.1 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     6. Form of First Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 10.20% Debentures due March 15, 2008, including the form of Debenture certificate (incorporated herein by reference from Exhibit 4.2 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     7. Form of Second Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 6.70%
               Notes due December 15, 2005, including the form of Note certificate (incorporated herein by reference from Exhibit 4.3 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

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     8.        Form of Third Supplemental Indenture, between the Registrant and
               The Chase Manhattan Bank, as Trustee, relating to the 7.45% Debentures due December 15, 2025, including the form of Debenture certificate (incorporated herein by reference from Exhibit 4.4 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     9. Form of Fourth Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 9.20% Debentures due November 15, 2012, including the form of Debenture certificate (incorporated herein by reference from Exhibit 4.5 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    10. Form of Fifth Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 8.075% Notes due October 1, 2002, including the form of Note certificate (incorporated herein by reference from Exhibit 4.6 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    11. Form of Sixth Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 8.20%
               Notes due November 15, 1999, including the form of Note certificate (incorporated herein by reference from Exhibit 4.7 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    12. Form of Seventh Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 10.075% Notes due February 1, 2001, including the form of Note certificate (incorporated herein by reference from Exhibit 4.8 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    13. Form of Global Certificate representing the 10.20% Debentures due March 15, 2008 (incorporated herein by reference from Exhibit 4.9 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    14. Form of Global Certificate representing the 6.70% Notes due December 15, 2005 (incorporated herein by reference from Exhibit
               4.10 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    15. Form of Global Certificate representing the 7.45% Debentures due December 15, 2025 (incorporated herein by reference from Exhibit 4.11 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    16. Form of Global Certificate representing the 9.20% Debentures due November 15, 2012 (incorporated herein by reference from Exhibit 4.12 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    17. Form of Global Certificate representing the 8.075% Notes due October 1, 2002 (incorporated herein by reference from Exhibit
               4.13 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    18. Form of Global Certificate representing the 8.20% Notes due November 15, 1999 (incorporated herein by reference from Exhibit
               4.14 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    19. Form of Global Certificate representing the 10.075% Notes due February 1, 2001 (incorporated herein by reference from Exhibit
               4.15 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     New Tenneco Inc.



                                       By: /s/ Dana G. Mead
                                           -------------------------------------
                                           Dana G. Mead
                                           Chairman


Dated:  November 7, 1996

              EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM 8-A

Exhibit No.                         Description of Exhibit
-----------    ----------------------------------------------------------------

     1. Certificate of Incorporation of the Registrant, as currently in effect (incorporated herein by reference from Exhibit 3.1 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     2. Form of Restated Certificate of Incorporation of the Registrant to be adopted by the Registrant (incorporated herein by reference from Exhibit 3.2 of Registrant's Registration Statement on
               Form S-4, File No. 333-14003).

     3. By-laws of the Registrant as currently in effect (incorporated herein by reference from Exhibit 3.3 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     4. Form of Amended and Restated By-laws to be adopted by the Registrant (incorporated herein by reference from Exhibit 3.4 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     5. Indenture, dated as of November 1, 1996, between the Registrant and The Chase Manhattan Bank, as Trustee (incorporated herein by reference from Exhibit 4.1 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     6. Form of First Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 10.20% Debentures due March 15, 2008, including the form of Debenture certificate (incorporated herein by reference from Exhibit 4.2 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     7. Form of Second Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 6.70%
               Notes due December 15, 2005, including the form of Note certificate (incorporated herein by reference from Exhibit 4.3 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     8. Form of Third Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 7.45% Debentures due December 15, 2025 (incorporated herein by reference from Exhibit 4.4 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

     9. Form of Fourth Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 9.20% Debentures due November 15, 2012 (incorporated herein by reference from Exhibit 4.5 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    10. Form of Fifth Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 8.075% Notes due October 1, 2002 (incorporated herein by reference from Exhibit 4.6 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    11. Form of Sixth Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 8.20% Notes due November 15, 1999 (incorporated herein by reference from Exhibit 4.7 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    12. Form of Seventh Supplemental Indenture, between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the 10.075% Notes due February 1, 2001 (incorporated herein by reference from Exhibit 4.8 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    13. Form of Global Certificate representing the 10.20% Debentures due March 15, 2008. (incorporated herein by reference from Exhibit 4.9 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    14. Form of Global Certificate representing the 6.70% Notes due December 15, 2005. (incorporated herein by reference from Exhibit
               4.10 of Registrant's Registration Statementon Form S-4, File No. 333-14003).

    15. Form of Global Certificate representing the 7.45% Debentures due December 15, 2025. (incorporated herein by reference from Exhibit
               4.11 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    16. Form of Global Certificate representing the 9.20% Debentures due November 15, 2012. (incorporated herein by reference from Exhibit
               4.12 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    17. Form of Global Certificate representing the 8.075% Notes due October 1, 2002. (incorporated herein by reference from Exhibit
               4.13 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    18. Form of Global Certificate representing the 8.20% Notes due November 15, 1999. (incorporated herein by reference from Exhibit
               4.14 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

    19. Form of Global Certificate representing the 10.075% Notes due February 1, 2001. (incorporated herein by reference from Exhibit
               4.15 of Registrant's Registration Statement on Form S-4, File No. 333-14003).

                                      -7-